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                          AMENDMENT NO. 2 AND CONSENT

                                      TO

                   POST-PETITION LOAN AND SECURITY AGREEMENT


                      THE CIT GROUP/BUSINESS CREDIT, INC.

                              AS AGENT AND LENDER

                                      AND

                        CONGRESS FINANCIAL CORPORATION
                     GENERAL ELECTRIC CAPITAL CORPORATION
                            HELLER FINANCIAL, INC.
                          FINOVA CAPITAL CORPORATION
                         FOOTHILL CAPITAL CORPORATION
                                      AND
                               BANKBOSTON, N.A.

                                  AS LENDERS

                                      AND

                           HARVARD INDUSTRIES, INC.,
                       THE KINGSTON-WARREN CORPORATION,
                           HARMAN AUTOMOTIVE, INC.,
                           HAYES-ALBION CORPORATION,
                             DOEHLER-JARVIS, INC.,
                       DOEHLER-JARVIS GREENEVILLE, INC.,
                        DOEHLER-JARVIS POTTSTOWN, INC.,
                      DOEHLER-JARVIS TECHNOLOGIES, INC.,
                                      AND
                          DOEHLER-JARVIS TOLEDO, INC.

                                (AS COMPANIES)


                         DATED AS OF: JANUARY 16, 1998




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                  AMENDMENT NO. 2 AND CONSENT (the "Amendment") dated as of
January 16, 1998, by and among HARVARD INDUSTRIES, INC., a Florida corporation and a debtor and debtor in possession under chapter 11 of the Bankruptcy Code (herein "Harvard"), DOEHLER-JARVIS, INC., a Delaware corporation and a debtor and debtor in possession under chapter 11 of the Bankruptcy Code ("DJ Inc."), THE KINGSTON-WARREN CORPORATION, a New Hampshire corporation and a debtor and debtor in possession under chapter 11 of the Bankruptcy Code ("Kingston Warren"), HARMAN AUTOMOTIVE, INC., a Michigan corporation and a debtor and debtor in possession under chapter 11 of the Bankruptcy Code ("Harman Automotive"), HAYES-ALBION CORPORATION, a Michigan corporation and a debtor and debtor in possession under chapter 11 of the Bankruptcy Code ("Hayes- Albion"), DOEHLER-JARVIS GREENEVILLE, INC., a Delaware corporation and a debtor and debtor in possession under chapter 11 of the Bankruptcy Code, DOEHLER-JARVIS POTTSTOWN, INC., a Delaware corporation and a debtor and debtor in possession under chapter 11 of the Bankruptcy Code ("DJ Pottstown"), DOEHLER-JARVIS TECHNOLOGIES. INC., a Delaware corporation and a debtor and debtor in possession under chapter 11 of the Bankruptcy Code ("DJ Technologies"), and DOEHLER-JARVIS TOLEDO, INC., a Delaware corporation and a debtor and debtor in possession under chapter 11 of the Bankruptcy Code ("DJ Toledo"), THE CIT GROUP/BUSINESS CREDIT, INC. ("CITBC") as agent for the Lenders whose names are set forth on the signature pages hereto (each a "Lender" and collectively the "Lenders" and CITBC as such agent being the "Agent") and the Lenders. Harvard and each of the entities subsequently identified above (other than the Agent and the Lenders) are referred to herein individually as a "Company" and collectively as the "Companies").


                              W I T N E S S E T H

                  WHEREAS, each Company has filed a separate petition for relief under chapter 11 of title 11 of the United States Code (the "Chapter 11 Cases") with the United States Bankruptcy Court for the District of Delaware (the "Court") and continues to operate its business as a debtor-in-possession; and

                  WHEREAS, the Companies, the Lenders and CITBC, as Agent, are parties to that certain Post-Petition Loan and Security Agreement, dated as of May 8, 1997 (as amended hereby and by Amendment No. 1, Waiver and Consent dated December 29, 1997, and as further amended, extended, supplemented or otherwise modified from time to time, the "DIP Financing Agreement" and capitalized terms defined in the DIP Financing Agreement and not otherwise defined herein having the meanings provided therein), providing for, inter alia, Term Loans and Revolving

Credit Loans to the Companies in the aggregate principal amounts of $65,000,000 for the Term Loans and up to $110,000,000 for the Revolving Credit Loans; and

                  WHEREAS, pursuant to the Final Order dated June 12, 1997 (the "Final Order") the Court, inter alia, approved the DIP Financing Agreement and all transactions contemplated by the DIP Financing Agreement; and

                  WHEREAS, pursuant to the Final Order and the DIP Financing Agreement, the Post-Petition Obligations (as defined in the Final Order) (i) are secured by fully perfected and subsisting first priority liens on and security interests in all assets and properties of the Companies (subject only to the Carve-Out, Superior Existing Liens and Permitted Purchase Money Liens (each as defined in the Final Order)) and (ii) constitute in accordance with section 364(c)(1) of the Bankruptcy Code, claims against each of the Companies which are administrative expense claims having priority over any and all administrative expenses of the kind specified in sections 503(b) or 507(b) of the Bankruptcy Code, subject only to the Carve-Out; and

                  WHEREAS, pursuant to that certain Term Loan Agreement, dated as of January 16, 1998, (the "Junior Loan Agreement") the lenders named therein (the "Junior Lenders") have agreed to loan $25,000,000 (the "Junior Loan") to the Companies, on a subordinated basis, to be used by the Companies, inter alia, to repay Revolving Credit Loans which are outstanding on the Effective Date (as hereinafter defined); and

                  WHEREAS, the Companies have requested the Agent and the Lenders to enter into this Amendment, inter alia, (i) to permit the incurrence of the Indebtedness and the creation of the Liens under the Junior Loan Agreement, (ii) to amend certain provisions of the DIP Financing Agreement and
(iii) to consent to certain asset sales, each upon the terms and subject to the conditions contained in this Amendment; and

                  WHEREAS, it is a condition precedent to the Agent and the Lenders agreeing to amend the DIP Financing Agreement as requested by the Companies that (i) the parties hereto enter into the Amendment and (ii) the Junior Lenders, the Agent and the Lenders, enter into an Intercreditor Agreement substantially in the form attached as Exhibit A hereto (the "Intercreditor Agreement"), duly acknowledged by the Companies, in order to establish, inter alia, the relative priority of their respective claims, security interests and liens and the procedures for enforcing such claims, security interests and liens; and

                  WHEREAS, the Lenders have agreed with the Companies to enter into this Amendment upon the terms and subject to the conditions contained herein;

                  NOW, THEREFORE, the parties hereto agree as follows:

                  SECTION 1. Amendments to the DIP Financing Agreement. Upon the satisfaction of the conditions in Section 3 of this Amendment relating to the effectiveness of this Section 1, the DIP Financing Agreement is hereby amended as follows:

                  (i)  Section 1 is hereby amended by:

                  (a) Deleting the existing definition of "Availability Reserve" and replacing it in its entirety with the following:

                  "Availability Reserve" means $15,000,000, as such amount may be reduced from time to time in accordance with Section 2.11 of this Agreement.

                  (b) Deleting the existing definition of "Permitted Encumbrances" and replacing it in its entirety with the following:

                  "Permitted Encumbrances" means (i) the Existing Liens; (ii) any Lien created under the Post-Petition Loan Documents; (iii) Permitted Purchase Money Liens; (iv) Customarily Permitted Liens; (v) any Lien created under the Junior Loan Documents; and (v) the arrangements contemplated by the Customer Transition Agreements.

                  (c) Deleting the existing definition of "Permitted Indebtedness" and replacing it in its entirety with the following:

                  "Permitted Indebtedness" means: (i) Indebtedness in existence on the Petition Date; (ii) Indebtedness secured by Permitted Purchase Money Liens; (iii) Obligations; (iv) Indebtedness between or among the Companies; (v) the obligations of the Companies pursuant to Interest Rate Protection Agreements and hedging arrangements covering aluminum and other raw materials, in either case entered into with the Agent's consent; and (vi) Indebtedness arising under the Junior Loan Agreement in an aggregate principal amount at any one time outstanding not to exceed $25,000,000.

                  (d) Deleting the existing definition of "Termination Date" and replacing it in its entirety with the following:

                  "Termination Date" means the earliest of (i) the date occurring two (2) years from the Closing Date, (ii) the date the Line of Credit is terminated, and (iii) the Consummation Date.

                  (e) Adding the following new definitions in appropriate alphabetical order:

                  "Consummation Date" means the earlier to occur of (i) the effective date of a Plan of Reorganization confirmed by an order of the Bankruptcy Court and (ii) the date on which any distributions are made under a Plan of Reorganization that is confirmed by an order of the Bankruptcy Court.

                  "Customer Transition Agreements" means the agreements which may be entered into among the Companies and certain customers of DJ Toledo which shall be in form and substance satisfactory to the Lenders, relating to the reimbursement or payment by such customers of certain costs and expenses related to the continued operation of DJ Toledo, including without limitation, the Ford Transition Agreement and the GM Transition Agreement.

                  "Ford Transition Agreement" means the agreement to be entered into among the Companies and Ford Motor Company ("Ford") which shall be in form and substance satisfactory to the Lenders, relating to (i) the reimbursement or payment by Ford of certain costs and expenses related to the continued operation of DJ Toledo, and (ii) the assurance by Ford of the receipt by the Companies of a residual value of the fixed assets of DJ Toledo of not less than $15,000,000.

                  "GM Transition Agreement" means the agreement to be entered into among the Companies and General Motors Corporation ("GM") which shall be in form and substance satisfactory to the Lenders, relating to the reimbursement or payment by GM of certain costs and expenses related to the continued operation of DJ Toledo.

                  "Intercreditor Agreement" means the Intercreditor Agreement, dated as of January 16, 1998 between the Lenders and the Junior Lenders and acknowledged by the Companies.

                  "Junior Lenders" means those Persons who are party to the Junior Loan Agreement as "Term Lenders" and the Intercreditor Agreement as "Junior Lenders".

                  "Junior Loan Agreement" means the Term Loan Agreement dated as of January 16, 1998 among the Companies and the Junior Lenders.

                  "Junior Loan" means the loan of $25,000,000 to the Companies to be made pursuant to the Junior Loan Agreement.

                  "Junior Loan Documents" means the Junior Loan Agreement and each document and instrument executed or delivered in connection therewith or pursuant thereto or under which rights or remedies with respect to any such document or instrument are governed, as the same may from time to time be amended, supplemented or otherwise modified.

                  "Plan of Reorganization" means a proposed plan or plans of reorganization for any one or more of the Companies whether filed with or confirmed by order of the Bankruptcy Court.

                  "Toledo Proceeds" has the meaning set forth in Section 2.11.

                  (ii) Section 2 is hereby amended as follows:

                  (a) Deleting Section 2.4(c) and replacing it in its entirety with the following:

                  (c) The Companies shall use Asset Sale Proceeds (other than the Toledo Proceeds) to prepay principal in respect of Pre-Petition Revolving Credit Loans and then Revolving Credit Loans to the extent necessary so that after giving effect thereto the Aggregate Net Availability is the same as existed immediately prior to the transaction giving rise to such Asset Sale Proceeds; and then to prepay scheduled Repayment Installments, to be applied fifty percent (50%) in inverse order of their maturities and fifty percent (50%) in direct order of their maturities. The Companies shall apply the Toledo Proceeds as required by Section 2.11 of this Agreement.

                  (b)  Adding a new Section 2.11 as follows:

                  2.11 Reduction in Availability Reserve; Application of Toledo Proceeds. The Availability Reserve shall be reduced as follows: (a) to $5,000,000 upon the application to the Revolving Credit Loans of not less than $20,000,000 of the net proceeds of the Junior Loan; and (b) to $0, upon the receipt by the Agent of not less than $15,000,000 from the sale or other disposition of DJ Toledo (the "Toledo Proceeds") (whether received as Asset

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         Sale Proceeds, pursuant to Ford's obligations under the Ford
         Transition Agreement or any combination thereof). The Companies shall use the Toledo Proceeds to prepay remaining Repayment Installments, 50% in direct order and 50% in inverse order of their maturities.

                  (iii)  Section 9 is hereby amended by adding a new Section
9.9 as follows:

                  9.9 DJ Toledo. Notwithstanding anything to the contrary contained in this Agreement, no Company shall borrow any money or incur any obligation hereunder or under any of the Post-Petition Loan Documents for the purpose of funding any costs or expenses incurred in connection with the closing of the manufacturing facilities and/or premises of DJ Toledo in Toledo, Ohio, unless such Company has been or will be reimbursed for all of such costs and expenses under and in accordance with the terms and provisions of the Customer Transition Agreements.

                  (iv) Section 11 is hereby amended by deleting the period at the end of Section 11.1(s) and replacing it with "; or" and by adding the following additional Events of Default as Sections 11.1(t) and (u):

                  (t) Any "Event of Default" shall have occurred under the Junior Loan Agreement; or

                  (u) the Bankruptcy Court shall not have approved the transactions contemplated by the Ford Transition Agreement and the GM Transition Agreement by April 30, 1998.

                  SECTION 2. Representations and Warranties. Each of the Companies hereby represents and warrants as to itself and its Subsidiaries that
(a) the execution, delivery and performance of this Amendment have been duly authorized by all necessary corporate action on the part of such Company and this Amendment constitutes a legal, valid and binding obligation of such Company, enforceable against it in accordance with its terms, (b) except as disclosed in writing to the Agent and the Lenders, no event has occurred and is continuing on the date hereof that constitutes a Default or an Event of Default or would constitute a Default or an Event of Default after giving effect to this Amendment, and (c) the representations and warranties of such Company contained in Section 6 of the DIP Financing Agreement are true and correct both before and after giving effect to this Amendment, except to the extent such representations and warranties are stated to be true only as of a particular date, in which case such representations and warranties were correct on and as of such date.

                  SECTION 3. Conditions to Effectiveness. The amendments and consents in Sections 1, 4 and 6 of this Amendment shall become effective on the date (the "Effective Date") when counterparts hereof shall have been executed by all of the Lenders, the Agent and the Companies, and the following conditions precedent shall have been satisfied:

                  (i) The Agent shall have received the following, each in form and substance satisfactory to the Agent and the Lenders:

                  (a) The Intercreditor Agreement, duly executed by the Lenders and the Junior Lenders and acknowledged by the Companies;

                  (b) The Junior Loan Agreement, duly executed by the Junior Lenders and the Companies;

                  (c) A certificate of the secretary or an assistant secretary of each of the Companies, dated the Effective Date, in form and substance satisfactory to the Agent, certifying the names and true signatures of each officer of such Company who have been authorized to execute and deliver any document required to be executed and delivered hereunder by or on behalf of such Company; and

                  (d) An order of the Bankruptcy Court authorizing and approving the Junior Loan Agreement and this Amendment (the "Order").

                  (ii) The Order shall have been entered by the Bankruptcy Court and shall be in full force and effect and shall not have been vacated, reversed, modified, amended or stayed in any respect.

                  (iii) The Agent shall have received for application to the Revolving Credit Loans net proceeds of not less than $20,000,000 from the Junior Loan.

                  SECTION 4. Consent to Certain Asset Sales. The Lenders hereby consent with effect from the Effective Date, to the extent required under the DIP Financing Agreement, to the following transactions:

                  (i) The sale of Harman Automotive for net proceeds of not less than $2,000,000, subject to (a) the entry of an order of the Bankruptcy Court, in

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         form and substance satisfactory to the Lenders, approving the sale, and (b) Asset Sale Proceeds of not less than $2,000,000 being applied 50% towards remaining scheduled Repayment Installments in inverse order of their maturities and 50% towards the Revolving Credit Loans.

                  (ii) The sale or disposition of DJ Toledo for net proceeds of not less than $15,000,000, subject to (a) the entry of an order of the Bankruptcy Court, in form and substance satisfactory to the Lenders, approving the sale, and (b) Toledo Proceeds of not less than $15,000,000 being applied to the remaining Repayment Installments as required by Section 2.11 of the DIP Financing Agreement (as amended by this Amendment).

                  (iii) The sale of Harvard Interiors for net proceeds of not less than $2,000,000, subject to (a) the entry of an order of the Bankruptcy Court, in form and substance satisfactory to the Lenders, approving the sale, and (b) Asset Sale Proceeds of not less than $1,000,000 being applied to prepay Revolving Credit Loans and Term Loans as required by Sections 2.4 and 8.7 of the DIP Financing Agreement (as amended by this Amendment).

                  SECTION 5. Effect on the DIP Financing Agreement. Except as amended hereby, the DIP Financing Agreement and the other Post-Petition Loan Documents shall remain in full force and effect. Nothing in this Amendment shall be deemed to (i) constitute a waiver of compliance by any of the Companies of any term, provision or condition of the DIP Financing Agreement or any other instrument or agreement referred to therein or under the Post-Petition Loan Documents or (ii) prejudice any right or remedy that Agent or any Lender may now have or may have in the future under or in connection with the DIP Financing Agreement or any other Post-Petition Loan Document.

                  SECTION 6. Consent to Junior Loan Agreement. The Lenders hereby consent to the execution and delivery by the Companies of the Junior Loan Agreement and the performance by the Companies of their obligations thereunder.

                  SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together constitute one and the same agreement.

                  SECTION 8. Governing Law. The validity, interpretation and enforcement of this Amendment shall be governed by the law of the State of New York.

                  SECTION 9. Headings. Section headings in this Amendment are included herein for the convenience of reference only and shall not constitute part of this Amendment for any other purpose.

                  SECTION 10. References. References herein and in the Post-Petition Loan Documents and the Final Order to the "DIP Financing Agreement", the "Post-Petition Loan and Security Agreement", the "Postpetition Loan Agreement", "this Agreement", "hereunder", "hereof", or words of like import referring to the DIP Financing Agreement, shall mean and be a reference to the DIP Financing Agreement as amended hereby.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their proper and duly authorized officers as of the date set forth above. This Amendment shall take effect as of the date set forth above after being accepted below by an officer of the Agent and the Lenders after which, the Agent shall forward to Harvard a fully executed original for its files.

                                       HARVARD INDUSTRIES, INC.
                                       THE KINGSTON-WARREN CORPORATION
                                       HARMAN AUTOMOTIVE, INC.
                                       HAYES-ALBION CORPORATION
                                       DOEHLER-JARVIS, INC.
                                       DOEHLER-JARVIS GREENEVILLE, INC.
                                       DOEHLER-JARVIS POTTSTOWN, INC.
                                       DOEHLER-JARVIS TECHNOLOGIES, INC.
                                       DOEHLER-JARVIS TOLEDO, INC.


                                       By: /s/ Joseph J. Gagliardi
                                           ------------------------
                                           Name:  Joseph J. Gagliardi
                                           Title: Chief Financial Officer


                                       THE CIT GROUP/BUSINESS CREDIT, INC.,
                                       AS AGENT AND LENDER


                                       By: /s/ Frank A. Grimaldi
                                           ---------------------------
                                           Name:   Frank A. Grimaldi
                                           Title:  Vice President


                                       CONGRESS FINANCIAL CORPORATION,
                                       AS LENDER


                                       By: /s/ Laurence S. Forte
                                           ----------------------------
                                           Name:   Laurence S. Forte
                                           Title:  First Vice President


                                       GENERAL ELECTRIC CAPITAL
                                       CORPORATION, AS LENDER


                                       By: /s/ Martin S. Greenberg
                                           ------------------------------
                                           Name:   Martin S. Greenberg
                                           Title:  Duly Authorized Signatory

                                       HELLER FINANCIAL, INC., AS LENDER


                                       By: /s/ Thomas W. Bukowski
                                           -----------------------------
                                           Name:   Thomas W. Bukowski
                                           Title:  Senior Vice President


                                       FINOVA CAPITAL CORPORATION,
                                       AS LENDER


                                       By: /s/ Brian Rujawitz
                                           -------------------------------
                                           Name:   Brian Rujawitz
                                           Title:  Assistant Vice President


                                       FOOTHILL CAPITAL CORPORATION,
                                       AS LENDER


                                       By: /s/ Matthew J. Simoneau
                                           ---------------------------
                                           Name:   Matthew J. Simoneau
                                           Title:  Vice President


                                       BANKBOSTON, N.A. AS LENDER


                                       By: /s/ Garrett M. Quinn
                                           ------------------------
                                           Name:   Garrett M. Quinn
                                           Title:  Vice President





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                                                                     EXHIBIT A



                            Intercreditor Agreement